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                                                               EXHIBIT 99.(i)(2)



                      CONSENT OF GARDNER, CARTON & DOUGLAS



        We hereby consent to the reference to our firm included in Part A of the Registration Statement on Form N-1A of Mercury HW Variable Trust.





                                       /s/ Gardner, Carton & Douglas


Chicago, Illinois
February 27, 2001